                                                                       EXHIBIT 1

                             JOINT FILING AGREEMENT

     By this Agreement, the undersigned agree that this Statement on Schedule
13G being filed on or about this date, and any subsequent amendments thereto filed by any of us, with respect to the securities of Retalix Ltd. is being filed on behalf of each of us.

November 29, 2009

                         ITSHAK SHARON (TSHUVA)

                         /s/ Itshak Sharon
                         ------------------------------------------------------
                         By: Itshak Sharon (Tshuva)

                         DELEK GROUP LTD.

                         /s/ Leora Pratt Levin
                         ------------------------------------------------------
                         By: Leora Pratt Levin*
                         Title: V.P. Legal Affairs

                         DELEK GROUP LTD.

                         /s/ Gabi Last
                         ------------------------------------------------------
                         By: Gabi Last*
                         Title: Chairman

                         DELEK INVESTMENTS AND PROPERTIES LTD.

                         /s/ Leora Pratt Levin
                         ------------------------------------------------------
                         By: Leora Pratt Levin*
                         Title: V.P. Legal Affairs

                         DELEK INVESTMENTS AND PROPERTIES LTD.

                         /s/ Gabi Last
                         ------------------------------------------------------
                         By: Gabi Last*
                         Title: Chairman

                         THE PHOENIX HOLDING LTD.

                         /s/ Dror Nagel
                         ------------------------------------------------------
                         By: Dror Nagel*
                         Title: CEO of Phoenix Investment and Finances Ltd.

                         THE PHOENIX HOLDING LTD.

                         /s/ Orly Kronman-Dagan
                         ------------------------------------------------------
                         By: Orly Kronman-Dagan*
                         Title: Legal Counsel and Company Secretary

                         THE PHOENIX INSURANCE COMPANY LTD.

                         /s/ Dror Nagel
                         ------------------------------------------------------
                         By: Dror Nagel*
                         Title: CEO of Phoenix Investment and Finances Ltd.

                         THE PHOENIX INSURANCE COMPANY LTD.

                         /s/ Orly Kronman-Dagan
                         ------------------------------------------------------
                         By: Orly Kronman-Dagan*
                         Title: Legal Counsel and Company Secretary

                         THE PHOENIX PENSION AND PROVIDENT FUND MANAGEMENT LTD.

                         /s/ Orly Kronman-Dagan
                         ------------------------------------------------------
                         By: Orly Kronman-Dagan*
                         Title: Legal Counsel and Company Secretary

                         THE PHOENIX PENSION AND PROVIDENT FUND MANAGEMENT LTD.

                         /s/ David David
                         ------------------------------------------------------
                         By: David David*
                         Title: CFO

                         THE PHOENIX INVESTMENT AND FINANCES LTD.

                         /s/ Dror Nagel
                         ------------------------------------------------------
                         By: Dror Nagel*
                         Title: CEO

                         THE PHOENIX INVESTMENT AND FINANCES LTD.

                         /s/ Orly Kronman-Dagan
                         ------------------------------------------------------
                         By: Orly Kronman-Dagan*
                         Title: Legal Counsel and Company Secretary

                         THE PHOENIX PROVIDENT FUNDS LTD.

                         /s/ David David
                         ------------------------------------------------------
                         By: David David*
                         Title: CFO

                                        2

                         THE PHOENIX PROVIDENT FUNDS LTD.

                         /s/ Orly Kronman-Dagan
                         ------------------------------------------------------
                         By: Orly Kronman-Dagan*
                         Title: Legal Counsel and Company Secretary

                         EXCELLENCE INVESTMENTS LTD.

                         /s/ David Baruch
                         ------------------------------------------------------
                         By: David Baruch*
                         Title: CEO of Excellence Investments Ltd.

                         EXCELLENCE INVESTMENTS LTD.

                         /s/ Gil Deutch
                         ------------------------------------------------------
                         By: Gil Deutch*
                         Title: Chairman of the Board of excellence nessuah

                         EXCELLENCE NESSUAH GEMEL & PENSION LTD.

                         /s/ Yoram Menahem
                         ------------------------------------------------------
                         By: Yoram Menahem*
                         Title: CEO

                         EXCELLENCE NESSUAH GEMEL & PENSION LTD.

                         /s/ Gil Deutch
                         ------------------------------------------------------
                         By: Gil Deutch*
                         Title: Chairman of the Board of excellence nessuah

                         EXCELLENCE NESSUAH GEMEL & PENSION LTD.

                         /s/ David Baruch
                         ------------------------------------------------------
                         By: David Baruch*
                         Title: CEO of Excellence Investments Ltd.

                         EXCELLENCE TZMICHA SECURITIES & INVESTMENTS LTD.

                         /s/ Roni Biram
                         ------------------------------------------------------
                         By: Roni Biram*
                         Title: Chairman of the Board of Excellence Nessuah

                                        3

                         EXCELLENCE TZMICHA SECURITIES & INVESTMENTS LTD.

                         /s/ Gil Deutch
                         ------------------------------------------------------
                         By: Gil Deutch*
                         Title: Chairman of the Board of Excellence Nessuah

                         EXCELLENCE NESSUAH MUTUAL FUNDS MANAGEMENT LTD.

                         /s/ Gil Deutch
                         ------------------------------------------------------
                         By: Gil Deutch*
                         Title: Chairman of the Board of Excellence Nessuah

                         EXCELLENCE NESSUAH MUTUAL FUNDS MANAGEMENT LTD.

                         /s/ David Baruch
                         ------------------------------------------------------
                         By: David Baruch*
                         Title: CEO of Excellence Investments Ltd.

                         EXCELLENCE MUTUAL FUNDS LTD.

                         /s/ Meir Mazuz
                         ------------------------------------------------------
                         By: Meir Mazuz*
                         Title: Chairman of the Board of Directors

                         EXCELLENCE MUTUAL FUNDS LTD.

                         /s/ Gil Deutch
                         ------------------------------------------------------
                         By: Gil Deutch*
                         Title: Chairman of the Board of Excellence Nessuah

                         EXCELLENCE MUTUAL FUNDS LTD.

                         /s/ David Baruch
                         ------------------------------------------------------
                         By: David Baruch*
                         Title: CEO of Excellence Investments Ltd.

                         K.S.M. SAL CERTIFICATES HOLDINGS LTD.

                         /s/ Boaz Nagar
                         ------------------------------------------------------
                         By: Boaz Nagar*
                         Title: Joint CEO

                                        4

                         K.S.M. SAL CERTIFICATES HOLDINGS LTD.

                         /s/ David Baruch
                         ------------------------------------------------------
                         By: David Baruch*
                         Title: CEO of Excellence Investments Ltd.

                         K.S.M. FINANCIAL INSTRUMENTS LTD.

                         /s/ Boaz Nagar
                         ------------------------------------------------------
                         By: Boaz Nagar*
                         Title: Joint CEO

                         K.S.M. FINANCIAL INSTRUMENTS LTD.

                         /s/ David Baruch
                         ------------------------------------------------------
                         By: David Baruch*
                         Title: CEO of Excellence Investments Ltd.

                         KSM SAL INDICES CERTIFICATES LTD.

                         /s/ Boaz Nagar
                         ------------------------------------------------------
                         By: Boaz Nagar*
                         Title: Joint CEO

                         KSM SAL INDICES CERTIFICATES LTD.

                         /s/ David Baruch
                         ------------------------------------------------------
                         By: David Baruch*
                         Title: CEO of Excellence Investments Ltd.

                         K.S.M. FINANCIAL PRODUCTS LTD.

                         /s/ Boaz Nagar
                         ------------------------------------------------------
                         By: Boaz Nagar*
                         Title: Joint CEO

                         K.S.M. FINANCIAL PRODUCTS LTD.

                         /s/ David Baruch
                         ------------------------------------------------------
                         By: David Baruch*
                         Title: CEO of Excellence Investments Ltd.

* Signature duly authorized by resolution of the Board of Directors, notice of which is attached as an exhibit to this Schedule 13G.

                                       5